                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):April 15, 1998


              GREEN TREE FLOORPLAN RECEIVABLES MASTER TRUST 1996-1
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



      MINNESOTA                    33-62433              APPLIED FOR
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission           (IRS employer
   of incorporation)             file numbers)       identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
-----------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip code)



       Registrant's telephone number, including area code: (612) 293-3400


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.      OTHER EVENTS.

             Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and Norwest Bank Minnesota (the "Trustee"), on April 15, 1998 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 1.01 of the Servicing Agreement attached hereto as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             (c) Exhibits.
             The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

             Exhibit No.         Description
             -----------         -----------
               99.1              Monthly Report delivered to Certificateholders
                                 on April 15, 1998.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 15, 1998



                                 FLOORPLAN RECEIVABLES MASTER TRUST
                                 1996-1



                                 By  GREEN TREE FINANCIAL CORPORATION
                                     as Servicer with respect to the Trust



                                 By: /s/ Phyllis A. Knight
                                     ----------------------------
                                     Phyllis A. Knight
                                     Senior Vice President and Treasurer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                                                                    PAGE
------                                                                    ----
99.1     Monthly Report delivered to Certificateholders                     5
         on April 15, 1998.